Exhibit 10.22

Amendment/Supplemental Agreement

to the Project Loan Agreement

(the “Amendment Agreement”)

Borrower/Mortgagor :	AGY Shanghai Technology Co., Ltd.

Registered Address :	189 Kangwu Road, Kangqiao Industrial Zone, Shanghai

Postal Code :	201315

Principal Business Premises :	189 Kangwu Road, Kangqiao Industrial Zone, Shanghai

Postal Code :	201315

Legal Representative (Person-in-charge) :	Yongguo WU	Fax :	51980303

Bank of Basic Account :	Account No. :

Contact Person :	Telephone :

Lender/Mortgagee :	The Bank of Shanghai,	Pudong Branch

Principal Business Premises :	699 Zhangyang Road, Shanghai	Postal Code :	200120[1]

Legal Representative (Person-in-charge) :	Jijin ZHU	Fax :	58205259

Contact Person :	Telephone :

WHEAREAS :

1. The Borrower (/Mortgagor) and the Lender (/Mortgagee) entered into a Project Loan Agreement (No. 201090463002) dated as of June 10, 2009 (the “Original Contract”).

[1]	Please note that the postal code stated in the Chinese version of this Amendment Agreement is 20120, which is incorrect.

2. The Borrower (/Mortgagor) and the Lender (/Mortgagee) entered into two Amendment/Supplemental Agreements (No. 201090463002-1 and No. 201090463002-2) to the Original Contract, dated as of September 21, 2011 (the “2011 Amendment Agreements”).

The Borrower (/Mortgagor) and the Lender (/Mortgagee) hereby agreed that the Original Contract shall be amended as follows:

1.	Section 7.2 of the Original Contract was amended by the 2011 Amendment Agreements as follows:

For installment payments, the payment schedule is as follows:

Date	RMB	USD	Date	RMB	USD
2010-4-20	650	100	2010-10-20	1500	100
2011-4-20	1700	100	2011-10-20	2500	100
2012-4-20	2600	100	2012-10-20	2800	100
2013-4-20	3500	100	2013-10-20	3500	50
2014-4-20	3470	50

The payment schedule is hereby amended as follows:

Date	RMB	USD	Date	RMB	USD
2010-4-20	650	100	2010-10-20	1500	100
2011-4-20	1700	100	2011-10-20	2500	100
2012-7-31	2600	100	2012-10-20	2800	100
2013-4-20	3500	100	2013-10-20	3500	50
2014-4-20	3470	50

2.	Section 22 of the Original Contract is amended by inserting the following sub-section:

22.17.	“Due to the uncertainty and the risk of the project restructuring, if the Borrower’s refinancing did not make any substantive progress by May 31, 2012, the Lender has the right to accelerate the loan and declare the loan due and payable immediately.”

3.	Except for the above amendments, all of the other provisions of the Original Contract shall remain the same and continue to be valid.

4.	This Amendment Agreement takes effect upon the execution by the respective legal representative (person-in-charge) of both parties and stamping of their respective official seals.

5.	This Amendment Agreement is an integral part of the Original Contract. This Amendment Agreement is executed in four counterparts, two of which will be kept by the Lender and the Borrower, respectively.

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Signed and Stamped on April 19, 2012 (Signature on behalf of the borrower illegible).